                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT

                       METLIFE RETIREMENT ACCOUNT ANNUITY

                METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
                        REGISTERED FIXED ACCOUNT OPTION

                       SUPPLEMENT DATED OCTOBER 18, 2007
                                     TO THE
               PROSPECTUSES DATED APRIL 30, 2007, AS SUPPLEMENTED

This supplements the information contained in each Prospectus for the Variable Annuity Contracts listed above. This Supplement should be read in its entirety and kept together with the Prospectus for future reference.

Recently, the IRS announced new regulations affecting 403(b) plans and arrangements. As part of these regulations, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under 403(b). These regulations are generally effective January 1, 2009. Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this new employer requirement.

If your Contract/Certificate was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments.



Books 21 and 29                                                    October 2007